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                          Prudential World Fund, Inc.
                            Prudential International
                                   Value Fund
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                        SUPPLEMENT DATED MARCH 31, 2000
                       PROSPECTUS DATED FEBRUARY 2, 2000

The following information supplements and, to the extent inconsistent therewith supersedes, the Sections entitled 'Risk/Return Summary--Investment Objective and Principal Strategies' and 'How the Fund Invests--Investment Objective and
Policies':

   The Fund will invest its assets in at least three different countries, without limit as to the amount of Fund assets that may be invested in any single country.

The following information supplements and, to the extent inconsistent therewith supersedes, the Section entitled 'Risk/Return Summary--Principal Risks':

   Because the Fund may invest a large portion of its assets in a single country or region of the world, the Fund's investments can be geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact a single country or region more or less than other countries or regions.


MF115C1